UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

GARDNER DENVER, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Beginning March 18, 2013, Gardner Denver, Inc. distributed the following materials, each of which is attached hereto and is incorporated herein by reference:

•	GDI Video Transcript (Exhibit 1)

•	Employee FAQ (Exhibit 2)

•	Town Hall Article (Exhibit 3)

Exhibit 1

MICHAEL LARSEN (GARDNER DENVER):

Welcome everybody, and thank you for tuning in. It’s great to be here today.

And today, we really want to give you a chance to get to know a little bit more about KKR, and with me today is Pete Stavros, who is the head of the industrials team and a member of KKR.

We’re both really excited to be here.

I really believe that, with this announcement here, as we work towards closing, we are going to be a stronger company.

With that, I’ll just turn it over to Pete, and he’ll tell us a little bit more about KKR.

PETE STAVROS (KKR):

Thanks, Michael. Thank you everyone for taking the time to tune in. This is a great opportunity for us to tell you a little bit more about KKR, about private equity, about how we operate and what you can expect out of KKR in the coming weeks, months and years.

As background, KKR is a global investment management firm. Private equity is the core of the business. Within private equity, what we do is we raise capital from institutional investors, public pension funds, sovereign wealth funds, insurance companies, endowments from universities and then we invest that capital in a series of companies, of which Gardner Denver is one example. And then we try and partner with the management team to grow the business and improve it over the long term, and I think you’ll hear from us consistently over time: growth is the key. For our investors to do well, for this company to do well, for the employees and the management to do well, we’ve got to grow.

I’d like to take this opportunity to dispel some rumors that I’ve heard floating around just to make sure everyone understands the spirit in which KKR is coming to this investment. The first thing is that we have no plans to sell off any of these businesses. We really like each and every one of the businesses that you guys have got. We think they’ve all got tremendous potential, and we want to invest behind all of them.

Second, we have no plans to shut down Wayne.

Third, we don’t have any plans to bring back ex-executives of the company. There’s been a lot of management turnover at the top. I think this is a nice opportunity to open a new page in the history of the company. We don’t want to go backwards.

We’re here really to be a supportive partner.

MICHAEL LARSEN (GARDNER DENVER):

Yeah, I agree with that, and I think one of the things that’s so great about this partnership is that we really are on the same page here in terms of the path forward and the strategy to get the growth rate going in the business. And, I think that KKR brings really a level of experience, and expertise in industrials, as well as in energy.

Pete can you talk a little bit about how typically we’re going to be working together, maybe between now and closing, which we anticipate will be sometime in the third quarter, and then, as we move forward, into the next months and years?

PETE STAVROS (KKR):

We have been quite impressed with the game plan you guys have set up, and what’s great here is we’re not gonna show up and change direction. We’re just going to try and accelerate what you guys are doing. So, we think you’re really on the right path in, you’re up with IPG around sales force effectiveness initiatives that you guys are driving, around the after market growth. We love some of the acquisition ideas you guys are teeing up, and so we just see a great opportunity to build on all of these platforms that you guys have developed, and hopefully, we’ll find ways to accelerate what you guys are already doing.

I would say between now and closing it’s critical that people keep just doing what they’re doing.

We want to get to know you guys and understand your plans, but we don’t want to get in the way. Now, from closing onwards, I’d say there’s going to be a period of intense involvement that’ll last plus or minus, you know, 12-18 months, where we really want to get aligned with the various business units on strategy, vision, tactics, where are we going, how are we going to grow? And, we also want for that intense period of time to impart where we do think we’ve got unique capabilities to try and help the company. So, in areas like after market growth, sales force effectiveness, perhaps procurement in a couple of other areas, you will see us really engage and try and help, not get in the way, but try and help. Following that period of reasonably intense involvement, we take a huge step back. This happens in every company that we invest in. We’ve got to ultimately let the company be run by the people.

MICHAEL LARSEN (GARDNER DENVER):

I firmly believe our best days are ahead of us. What do you think the future holds for Gardner Denver?

PETE STAVROS (KKR):

We’re thrilled with this investment. We think the long-term future is really bright. You’ve got a great base of employees, who are highly dedicated and loyal to this company, and we just want to try and help build on it.

What’s great here is we’re not coming to this with new ideas you haven’t thought of. The after market growth you guys are already on. Sales force effectiveness: You guys have already done a nice job. Procurement: You’ve already started on.

MICHAEL LARSEN (GARDNER DENVER):

Alright, so, in closing, I just want to thank all of you, our 6400 employees, our management team, for your loyalty, your commitment, for working so hard for our customers and our shareholders. We’ve made tremendous progress, but I think really today marks a new beginning for the company and a way for us to accelerate our efforts and really make this a stronger company. So, I really just want to thank you, and I look forward to seeing all of you. If you have any questions, send them in, and we’ll do our best to try and help you understand what this means to you and the company going forward. But with that, I’ll just turn it over to Pete for some closing comments.

PETE STAVROS (KKR):

Thank you for taking the time to tune in here. We’re really excited about this partnership. Gardner Denver is a fabulous company with a great future, and we’re here really to help accelerate what you guys are already doing, not get in the way. So, we’re delighted to be partners with all of you. I look forward to meeting everybody, and, as Michael always says, it’s business as usual. Let’s re-focus on the business after what has been I know a very long process. But, we’re delighted to be where we’re at, and we’re excited for the future.

Forward-Looking Statements

All of the statements in this transcript, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Exhibit 2

Gardner Denver Employee FAQs Relating to Equity

•

What happens to any company stock that I own directly (e.g., shares I have bought in the open market, received upon exercise of a vested stock option, received after my restricted stock units vested, etc.)?

In the merger, each share of our common stock that you hold immediately prior to the closing of this transaction will be converted into the right to receive $76 per share in cash. Each such share will automatically be cancelled and will cease to exist.

•

I participate in the Retirement Savings Plan (the “Savings Plan”). The Savings Plan is also known as the 401(k) plan. What will happen to Savings Plan contributions that are invested in the company’s common stock?

Currently, employer matching contributions to the Savings Plan may be invested in the Gardner Denver Common Stock Fund (the “Common Stock Fund”). Upon the closing of the merger, each share of common stock in the Common Stock Fund will be converted into $76 per share in cash. Prior to the closing of the merger you will be given an opportunity to decide into which investment option such cash proceeds should be directed. No distributions from the Savings Plan will be made as a result of the merger.

•	How will the value of a stock option be determined?

The value of a stock option will be equal to the amount (if any) by which $76 exceeds the per share exercise price applicable to the stock option, multiplied by the number of shares subject to such stock option.

•	What happens to my stock options upon the closing of this transaction?

The merger agreement with KKR provides that, upon the closing of the transaction, all of your stock options will be cancelled (including your vested and unvested stock options) and, as soon as practicable following the closing of the transaction, you will be paid a lump sum cash amount for the value of your stock options. Prior to the closing of the transaction, you will be asked to sign an option cancellation agreement in respect of the treatment of your stock options.

•	What happens to my restricted stock units upon the closing of this transaction?

The merger agreement with KKR provides that, upon the closing of this transaction, any vesting conditions or restrictions applicable to your restricted stock units will lapse. As of, or promptly following, the closing of the transaction, you will be paid a lump sum cash amount for the value of your restricted stock units.

•	How will the value of a restricted stock unit be determined?

The value of a restricted stock unit will be equal to $76 multiplied by the number of shares of our common stock subject to such restricted stock unit.

•	I participate in the Employee Payroll Stock Purchase Plan. What will happen to the stock I have purchased under it?

Any money previously contributed to the Employee Payroll Stock Purchase Plan that has not been used to purchase shares of common stock will be returned to you. All shares issued to participants under the Employee Payroll Stock Purchase Plan will be converted into the right to receive $76 per share in cash. Each such share will automatically be cancelled and will cease to exist.

•	What will my tax consequences be for the cash payments described above?

As a general matter, payments to employees in the United States in respect of stock options and restricted stock units will be treated as ordinary income, and will be subject to income and employment tax withholding. Payments to you in respect of shares you hold may be eligible for capital gains treatment. Different tax consequences will apply to employees outside of the United States. We highly recommend that you discuss these potential payments with a qualified tax advisor to determine your personal tax implications, as we cannot provide individual tax advice.

Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Nothing in this communication constitutes or can be relied upon as tax advice. Please consult your individual tax advisor regarding the tax consequences of the payments described in this summary.

IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that any tax advice contained in this communication (including any attachments) was not intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under federal, state or local tax law or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Exhibit 3

Town Halls Held at U.S. Facilities

Town Halls were scheduled this week in Bentleyville, PA, Tulsa, OK, Quincy, IL, and Monroe, LA. as Michael Larsen expressed his thoughts about the sale to KKR and how he was excited about the future for Gardner Denver. Michael feels that KKR will put their expertise and resources into our company to help us grow and become stronger. When asked if the sale would cause a name change, Michael felt that KKR understands “our customers want to buy Gardner Denver,” and that they know the value of the brand. He also explained that KKR took the time to see many of our facilities and was impressed with the workforce.

Michael said that as a company we have a track record for creating value. He said the value we create everyday for our customers with our products is a big part of what makes this company successful and attractive to organizations like KKR.

Forward-Looking Statements

All of the statements in this article, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.